EXHIBIT 99.2
TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
REVENUES AND RECONCILIATION OF ADJUSTED REVENUES
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2015	2014	2013	2012	2011
Revenues	$1,657,197	$1,591,315	$1,079,921	$1,095,533	$1,137,646

Reclassification of revenues as a result of the consolidation of Douglas Elliman (a)	—	—	416,453	378,175	346,309
Purchase accounting adjustments (b)	1,925	1,768	1,357	—	—
Total adjustments	1,925	1,768	417,810	378,175	346,309

Adjusted Revenues	$1,659,122	$1,593,083	$1,497,731	$1,473,708	$1,483,955

Revenues by Segment
Tobacco (c)	1,017,761	1,021,259	1,014,341	1,084,546	1,133,380
E-cigarettes	641,406	561,467	65,580	10,987	4,266
Real Estate (d)	(1,970)	8,589	—	—	—
Corporate and Other	—	—	—	—	—
Total (c)	1,657,197	1,591,315	1,079,921	1,095,533	1,137,646

Adjusted Revenues by Segment
Tobacco (c)	$1,017,761	$1,021,259	$1,014,341	$1,084,546	$1,133,380
E-cigarettes	(1,970)	8,589	—	—	—
Real Estate (d)	643,331	563,235	483,390	389,162	350,575
Corporate and Other	—	—	—	—	—
Total (c)	$1,659,122	$1,593,083	$1,497,731	$1,473,708	$1,483,955

a.
Represents revenues of Douglas Elliman Realty, LLC for the respective annual periods. For the year ended December 31, 2013, represents revenues from Douglas Elliman Realty, LLC for the period from January 1, 2013 to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements. The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method and revenues from Douglas Elliman Realty, LLC were not included in the Company's revenues.

b.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

c.	Includes excise taxes of $439,647, $446,086, $456,703, $508,027, and $552,965 for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

d.	Includes Adjusted Revenues from Douglas Elliman Realty, LLC of $637,000, $543,230, $456,909, $384,267 and $346,309 for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2015	2014	2013	2012	2011

Net income attributed to Vector Group Ltd.	$59,198	$36,856	$37,300	$30,675	$74,478
Interest expense	120,691	160,991	132,147	110,102	100,706
Income tax expense	41,233	33,165	23,672	23,131	47,767
Net income (loss) attributed to non-controlling interest	7,274	12,258	(252)	—	—
Depreciation and amortization	25,654	24,499	12,631	10,608	10,607
EBITDA	$254,050	$267,769	$205,498	$174,516	$233,558
Change in fair value of derivatives embedded within convertible debt (a)	(24,455)	(19,409)	(18,935)	7,476	(7,984)
Gain on liquidation of long-term investments	—	—	—	—	(25,832)
Equity in losses (earnings) on long-term investments (b)	2,681	(3,140)	(3,126)	(264)	710
Impairment of investment securities	12,846	—	—	—	—
(Gain) loss on sale of investment securities available for sale	(11,138)	11	(5,152)	(1,640)	(23,257)
Equity in earnings from real estate ventures (c)	(2,001)	(4,103)	(22,925)	(29,764)	(19,966)
Gain on sale of townhomes	—	—	—	—	(3,843)
Loss on extinguishment of debt	—	—	21,458	—	—
Acceleration of interest expense related to debt conversion	—	5,205	12,414	14,960	1,217
Pension settlement charge	1,607	—	—	—	—
Stock-based compensation expense (d)	5,620	3,251	2,519	5,563	3,183
Litigation settlement and judgment expense (e)	20,072	2,475	88,106	—	—
Impact of MSA Settlement (f)	(4,364)	(1,419)	(11,823)	—	—
Restructuring expense	7,257	—	—	—	—
Gain on acquisition of Douglas Elliman	—	—	(60,842)	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	—	—	46,640	31,558	30,991
Purchase accounting adjustments (h)	1,435	1,478	—	—	—
Other, net	(6,409)	(9,396)	(4,573)	(593)	(1,375)
Adjusted EBITDA	$257,201	$242,722	$249,259	$201,812	$187,402
Adjusted EBITDA attributed to non-controlling interest	(11,267)	(15,858)	(13,717)	(9,281)	(9,114)
Adjusted EBITDA attributed to Vector Group Ltd.	$245,934	$226,864	$235,542	$192,531	$178,288

Adjusted EBITDA by Segment
Tobacco	$245,374	$211,168	$198,866	$185,798	$173,721
E-cigarettes	(13,037)	(13,124)	(1,019)	—	—
Real Estate (i)	38,111	56,036	64,866	29,959	29,388
Corporate and Other	(13,247)	(11,358)	(13,454)	(13,945)	(15,707)
Total	$257,201	$242,722	$249,259	$201,812	$187,402

Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$245,374	$211,168	$198,866	$185,798	$173,721
E-cigarettes	(13,037)	(13,124)	(1,019)	—	—
Real Estate (j)	26,844	40,178	51,149	20,678	20,274
Corporate and Other	(13,247)	(11,358)	(13,454)	(13,945)	(15,707)
Total	$245,934	$226,864	$235,542	$192,531	$178,288

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents equity in losses (earnings) recognized from investments that the Company accounts for under the equity method.

c.	Represents equity in earnings recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

f.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements. The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.	Amounts represent purchase accounting adjustments recorded in the periods presented in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

i.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC of $35,740, $50,655, $45,710, $30,910, and $30,991 for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Adjusted EBITDA.

j.
Includes Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $25,229, $35,757, $31,993, $21,629, and $21,877 for the years ended December 31, 2015, 2014, 2013, 2012, and 2011, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Adjusted EBITDA for non-controlling interest.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2016	2016	2015	2015	2015	2015

Net income attributed to Vector Group Ltd.	$23,175	$24,015	$19,338	$7,904	$12,466	$17,607	$21,221

Change in fair value of derivatives embedded within convertible debt	(6,112)	(7,416)	(9,694)	(5,695)	(7,044)	(5,256)	(6,460)
Non-cash amortization of debt discount on convertible debt	10,167	9,170	8,286	7,565	7,187	6,516	5,943
Litigation settlement and judgment expense (a)	—	—	2,350	14,229	3,750	1,250	843
Cash interest capitalized to real estate venture	—	—	—	(9,928)	—	—	—
Impact of MSA Settlement (b)	(370)	—	—	1,351	(5,715)	—	—
Pension settlement charge	—	—	—	—	—	1,607	—
Impact of interest expense capitalized to real estate ventures, net	(3,276)	(1,315)	(3,520)	—	—	—	—
Restructuring expense	—	—	41	5,709	1,548	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (c)	1,511	581	476	1,358	1,351	1,343	1,251
Total adjustments	1,920	1,020	(2,061)	14,589	1,077	5,460	1,577

Tax expense related to adjustments	(780)	(424)	858	(6,089)	(448)	(2,258)	(652)
Adjusted Net Income attributed to Vector Group Ltd.	$24,315	$24,611	$18,135	$16,404	$13,095	$20,809	$22,146

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.19	$0.19	$0.14	$0.13	$0.10	$0.16	$0.17

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2015	2014	2013	2012	2011

Net income attributed to Vector Group Ltd.	$59,198	$36,856	$37,300	$30,675	$74,478

Acceleration of interest expense related to debt conversion	—	5,205	12,414	14,960	1,217
Change in fair value of derivatives embedded within convertible debt	(24,455)	(19,409)	(18,935)	7,476	(7,984)
Non-cash amortization of debt discount on convertible debt	27,211	51,472	36,378	18,016	10,441
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	—	21,458	—	—
Litigation settlement and judgment expense (a)	20,072	2,475	88,106	—	—
Capitalized interest	(9,928)	—	—	—	—
Impact of MSA Settlement (b)	(4,364)	(1,419)	(11,823)	—	—
Interest income from MSA Settlement (c)	—	—	(1,971)	—	—
Pension settlement charge	1,607	—	—	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (d)	—	—	(60,842)	—	—
Restructuring expense	7,257	—	—	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (e)	—	—	8,557	5,947	5,811
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (f)	—	(1,231)	—	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (g)	5,303	6,019	1,165	—	—
Gain on liquidation of long-term investments	—	—	—	—	(25,832)
Gain on townhomes	—	—	—	—	(3,843)
Total adjustments	22,703	43,112	74,507	46,399	(20,190)

Tax (expense) benefit related to adjustments	(9,447)	(17,827)	(29,467)	(19,332)	8,197
One-time adjustment to income tax expense due to purchase accounting (h)	—	1,670	—	—	—

Adjusted Net Income attributed to Vector Group Ltd.	$72,454	$63,811	$82,340	$57,742	$62,485

Per diluted common share:

Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.57	$0.55	$0.75	$0.55	$0.61

a. Represents accruals for settlements of judgment expenses in the Engle progeny tobacco litigation.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income from the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.	Represents gain associated with the increase of ownership of Douglas Elliman Realty, LLC.

e.
Represents 20.59% of Douglas Elliman Realty LLC's net income from January 1, 2013 to December 13, 2013 and the years ended December 31, 2012 and 2011. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

f.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 and would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

g.
Represents 70.59% of purchase accounting adjustments in the periods presented for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC, which occurred in 2013.

h.
Represents adjustments to income tax expense due to a change in the Company's marginal income tax rate from 40.6% to 41.35% as a result of its acquisition of 20.59% of Douglas Elliman Realty, LLC on December 13, 2013.